UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

May 31, 2007

Date of Report

Treaty Oak Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of

incorporation or organization)

20-0413144

(I.R.S. Employer Identification Number)

101 Westlake Drive, Austin, Texas

(Address of Principal Executive Offices)

78746

(Zip Code)

(512) 617-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Retirement of Vice Chairman, Director

On May 31, 2007 the Company’s Board of Directors announced the following:

The retirement of William J. McLellan as Vice Chairman of the board of the Company and its principal banking subsidiary, Treaty Oak Bank, effective July 1, 2007.  Mr. McLellan has served in these capacities since the Company’s inception.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

9.01        Financial Statements and Exhibits

Exhibit No.                             Description

99.1                                         Press release, dated as of May 31, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATY OAK BANCORP, INC.

By:          /s/ Jeffrey L. Nash

Jeffrey L. Nash

President and Chief Executive Officer

Dated: May 31, 2007